SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                                November 15, 1999


                                Case Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                1-13098              76-0433811
         ---------------        ----------------       --------------
         (State or other        (Commission File        (IRS Employer
         jurisdiction of            Number)            Identification
         incorporation)                                    Number)


                    700 State Street, Racine, Wisconsin 53404
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (262) 636-6011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.     Other Events

     CNH Global N.V. ("CNH"), the indirect parent company of the registrant, issued three press releases relating to the completion of the merger between the registrant and a wholly-owned indirect subsidiary of CNH and also to certain post-merger business issues. These press releases are attached hereto as Exhibits 99.1 through 99.3 and are hereby incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

(c)         Exhibits.

            99.1 Press release of registrant dated November 15, 1999
            99.2 Press release of registrant dated November 15, 1999
            99.3 Press release of registrant dated November 15, 1999

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CASE CORPORATION


                                    By:  /s/ Kevin J. Hallagan
                                         ---------------------
                                         Name:  Kevin J. Hallagan
                                         Title: Associate General Counsel and
                                                   Assistant Secretary

Date:  November 16, 1999

EXHIBIT INDEX

99.1          Press release of registrant dated November 15, 1999
99.2          Press release of registrant dated November 15, 1999
99.3          Press release of registrant dated November 15, 1999


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